Property, Plant and Equipment, Net	6 Months Ended
Mar. 31, 2023
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 6 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consist of the following:

	March 31, 2023	September 30, 2022
Buildings	$2,545,101	$2,457,701
Machinery and equipment	1,871,011	1,801,904
Automobiles	168,633	162,842
Office and electric equipment	602,474	576,185
Leasehold improvements	298,296	288,052
Subtotal	5,485,515	5,286,684
Less: accumulated depreciation	(3,902,865)	(3,658,722)
Property, plant and equipment, net	$1,582,650	$1,627,962

Depreciation expense was $111,964 and $142,954 for the six months ended March 31, 2023 and 2022, respectively.

In connection with the Company’s bank borrowings from Bank of Jiangsu, Changzhou Zhongjin pledged a building of 11,205.83 square meters with a carrying value of RMB 16.7 million (approximately $2.4 million) as collateral (see Note 8).